Earnings Results 4Q23 January 25, 2024

Forward-Looking Statement & Non-GAAP Forward-Looking Statement This presentation contains forward-looking statements. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan,” or words or phases of similar meaning. We caution that the forward-looking statements are based largely on our expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond our control, including but not limited to the health of the national and local economies including the impact to the Company and its customers resulting from changes to, and the level of, inflation and interest rates; the Company’s ability to maintain and grow its deposit base; loan demand and continued portfolio performance; the impact of adverse developments at other banks, including bank failures, that impact general sentiment regarding the stability and liquidity of banks that could affect our financial performance and our stock price; changes to valuations of the Company’s assets and liabilities including the allowance for credit losses, earning assets, and intangible assets; changes to the availability of liquidity sources including borrowing lines and the ability to pledge or sell certain assets; the Company's ability to attract and retain skilled employees; customers' service expectations; cyber security risks; the Company's ability to successfully deploy new technology; the success of acquisitions and branch expansion; operational risks including the ability to detect and prevent errors and fraud; the effectiveness of the Company’s enterprise risk management framework; costs related to litigation; changes in laws, rules, regulations, or interpretations to which the Company is subject; the effects of severe weather events, pandemics, other public health crises, acts of war or terrorism, and other external events on our business. These and other important factors are detailed in various securities law filings made periodically by the Company, copies of which are available without charge on the SEC’s website at www.sec.gov and the on the investor relations section of the Company’s website at www.mypcbbank.com. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements. Any forward- looking statements presented herein are made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise, except as required by law. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of the historical or future financial performance, financial position or cash flows that excludes amounts or is subject to adjustments that have the effect of excluding amounts that are included in the most directly comparable measure calculated and presented in accordance with GAAP. Reconciliations of non-GAAP measures to the most directly comparable GAAP measures are provided in the Non-GAAP Measures section of this presentation. References to the “Company,” “we,” or “us” refer to PCB Bancorp and references to the “Bank” refer to the Company’s subsidiary, PCB Bank.

Market Information 1/23/24 Market Cap $251.6 million Stock Price Per Share $17.64 52-Week Range $13.11 - $19.09 Dividend Yield 4.08% Dividend Payout Ratio (1Q23 – 4Q23) 32.39% Outstanding Shares 14,260,440 Stock Information 4Q23 or 12/31/23 Diluted Earnings Per Share (“Diluted EPS”) $0.41 Cash Dividend Per Share $0.18 Book Value (“BV”) Per Share $24.46 Tangible Common Equity (“TCE”) Per Share (1) $19.62 Number of Repurchased Shares (2) 60,074 (1) Not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of this measure to its most comparable GAAP measure (2) Number of shares repurchased under the stock repurchase plan announced on 8/2/23 during 4Q23 PCB Footprint Corporate Profile

Historical Performance (1) At period end (2) Not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of these measures to their most comparable GAAP measures

4Q23 Highlights Operating Results • Net income of $5.9 million, or $0.41 per diluted share • Provision for credit losses of $1.7 million • Return on Average Assets (“ROAA”) of 0.89%, Return on Average TCE (“ROATCE”) (1) of 8.54%, net interest margin of 3.40%, and efficiency ratio of 59.2% Loans • Loans held-for-investment (“HFI loans”) increased $155.8 million, or 7.2%, to $2.32 billion • Loans held-for-sale (“HFS loans”) decreased $1.5 million, or 23.0%, to $5.2 million • Average loan yield was 6.58% compared to 6.43% for 3Q23 • Total loans to deposits ratio was 99.0% • Quarterly loan production was $289.9 million compared to $157.8 million for 3Q23 Asset Quality • ACL on loans was $27.5 million, or 1.19% to HFI loans • Past due loans were $1.4 million, or 0.06% of HFI loans and NPLs were $3.9 million, or 0.17% of HFI loans Deposits • Total deposits increased $159.5 million, or 7.3%, to $2.35 billion • Core deposits(1) were $1.47 billion, or 62.6% of total deposits • Non-interest bearing deposits were $594.7 million, or 25.3% of total deposits • Uninsured deposits were $947.3 million, or 40.3% of total deposits • Cost of average interest-bearing deposits and total deposits were 4.50% and 3.33%, respectively Capital & Liquidity • Declared and paid quarterly cash dividend of $0.18 per share • TBV per share increased to $19.62 • Total cash and available borrowing capacity covers 151.9% of uninsured deposits compared to 75.1% at 12/31/22 (1) Not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation to most comparable GAAP measure

# Selected Financial

| ($ in Thousands, Except Per Share Data) | As of or For the Three Months Ended 12/31/23 | 9/30/23 | 12/31/22 | Compared to 9/30/23 Amount | Compared to 9/30/23 Percentage | Compared to 12/31/22 Amount | Compared to 12/31/22 Percentage |
|---|---|---|---|---|---|---|---|
| **Income Statement Summary:** | | | | | | | |
| Interest Income | $ 40,951 | $ 38,852 | $ 31,576 | $ 2,099 | 5.4% | $ 9,375 | 29.7% |
| Interest Expense | 19,027 | 16,403 | 7,311 | 2,624 | 16.0% | 11,716 | 160.3% |
| Net Interest Income | 21,924 | 22,449 | 24,265 | (525) | -2.3% | (2,341) | -9.6% |
| Noninterest Income | 2,503 | 2,502 | 2,389 | 1 | 0.0% | 114 | 4.8% |
| Noninterest Expense | 14,469 | 14,207 | 13,115 | 262 | 1.8% | 1,354 | 10.3% |
| Provision for Credit Losses (1) | 1,698 | 751 | 1,149 | 947 | 126.1% | 549 | 47.8% |
| Pretax Income | 8,260 | 9,993 | 12,390 | (1,733) | -17.3% | (4,130) | -33.3% |
| Income Tax Expense | 2,352 | 2,970 | 3,688 | (618) | -20.8% | (1,336) | -36.2% |
| Net Income | 5,908 | 7,023 | 8,702 | (1,115) | -15.9% | (2,794) | -32.1% |
| Diluted EPS | $ 0.41 | $ 0.49 | $ 0.58 | $ (0.08) | -16.3% | $ (0.17) | -29.3% |
| **Selected Balance Sheet Items:** | | | | | | | |
| HFI loans | $ 2,323,452 | $ 2,167,605 | $ 2,046,063 | $ 155,847 | 7.2% | $ 277,389 | 13.6% |
| HFS loans | 5,155 | 6,693 | 22,811 | (1,538) | -23.0% | (17,656) | -77.4% |
| Total Deposits | 2,351,612 | 2,192,129 | 2,045,983 | 159,483 | 7.3% | 305,629 | 14.9% |
| Total Assets | 2,789,506 | 2,567,974 | 2,420,036 | 221,532 | 8.6% | 369,470 | 15.3% |
| Shareholders' Equity | 348,872 | 341,852 | 335,442 | 7,020 | 2.1% | 13,430 | 4.0% |
| TCE (2) | 279,731 | 272,711 | 266,301 | 7,020 | 2.6% | 13,430 | 5.0% |
| **Key Metrics:** | | | | | | | |
| BV Per Share | $ 24.46 | $ 23.87 | $ 22.94 | $ 0.59 | 2.5% | $ 1.52 | 6.6% |
| TCE Per Share (2) | $ 19.62 | $ 19.05 | $ 18.21 | $ 0.57 | 3.0% | $ 1.41 | 7.7% |
| ROAA (3) | 0.89% | 1.09% | 1.44% | -0.20% | | -0.55% | |
| Return on Average Equity ("ROAE") (3) | 6.82% | 8.12% | 10.31% | -1.30% | | -3.49% | |
| ROATCE (2), (3) | 8.54% | 10.17% | 12.99% | -1.63% | | -4.46% | |
| Net Interest Margin (3) | 3.40% | 3.57% | 4.15% | -0.17% | | -0.75% | |
| Efficiency Ratio (4) | 59.23% | 56.94% | 49.20% | 2.29% | | 10.03% | |

(1) Provision (reversal) for credit losses and ACL for reporting periods beginning with 1/1/23 are presented under ASC 326, while prior period comparisons continue to be presented under legacy ASC 450 and ASC 310
(2) Not presented in accordance with GAAP. See "Non-GAAP Measures" for reconciliation of these measures to their most comparable GAAP measures
(3) Annualized
(4) Calculated by dividing noninterest expense by the sum of net interest income and noninterest income

PCB BANCORP

6

Loan Overview (1) Per regulatory definition in the Commercial Real Estate (“CRE”) Concentration Guidance 4Q23 Highlights • HFI loans Increased $155.8 million, or 7.2%, to $2.32 billion • CRE loans increased $67.7MM (4.5%), C&I loans increased $62.4MM (22.3%) & residential mortgage loans increased $26.1MM (7.2%)

Loan Production & Rate/Yield Analysis (1) Total commitment basis (2) Include both HFI and HFS loans (3) Annualized Repricing Schedule (12/31/23) HFI Loans HFS Loans Total Loans ($ in thousands) Carrying Value WA Rate Carrying Value WA Rate Carrying Value WA Rate Less Than 3 Months $ 833,703 8.77% $ 5,155 9.60% $ 838,858 8.78% 3 to 12 Months 162,229 5.21% 0 162,229 5.21% 1 to 3 Years 559,016 4.29% 0 559,016 4.29% 3 to 5 Years 665,624 5.50% 0 665,624 5.50% More than 5 Years 102,880 4.98% 0 102,880 4.98% Total $ 2,323,452 6.34% $ 5,155 9.60% $ 2,328,607 6.35% Loan Yield Analysis 4Q23 2023 ($ in thousands) Amount(2) Yield(3) Amount(2) Yield Average Carrying Value $ 2,242,457 $ 2,137,851 Interest on Loans $ 35,934 6.36% $ 131,929 6.17% Fee (Cost) 226 0.04% 714 0.03% Prepayment Penalty & Late Charges 223 0.04% 383 0.02% Discount (Premium) 806 0.14% 3,003 0.14% Total Interest & Fees $ 37,189 6.58% $ 136,029 6.36%

# Loan Concentration

Commercial Real Estate Loans by Property Type (12/31/23)

| ($ in thousands) | Carrying Value | % to Total | Count | WA LTV(1) | WA Rate | Maturing <= 1 Year | 2-3 Years | 3-5 Years | > 5 Years |
|---|---|---|---|---|---|---|---|---|---|
| Retail (More than 50%) | $ 354,549 | 22.5% | 309 | 48.4% | 6.14% | $ 40,753 | $ 104,512 | $ 90,543 | $ 118,741 |
| Industrial | 266,259 | 16.9% | 163 | 48.6% | 5.90% | 57,285 | 53,977 | 81,456 | 73,541 |
| Mixed Use | 159,507 | 10.2% | 145 | 44.8% | 5.71% | 26,058 | 41,009 | 62,310 | 30,130 |
| Hotel & Motel | 137,218 | 8.7% | 111 | 48.4% | 7.16% | 10,705 | 8,074 | 49,968 | 68,471 |
| Apartments | 113,216 | 7.2% | 55 | 52.6% | 4.92% | 6,076 | 17,389 | 56,639 | 33,112 |
| Gas Station | 99,042 | 6.3% | 117 | 54.4% | 6.52% | 3,877 | 14,497 | 19,221 | 61,447 |
| Office | 86,054 | 5.5% | 51 | 53.2% | 5.81% | 8,632 | 9,238 | 36,063 | 32,121 |
| Medical | 60,854 | 3.9% | 31 | 42.0% | 7.62% | 11,831 | 8,387 | 29,024 | 11,612 |
| Auto (Sales, Repair & etc.) | 38,313 | 2.4% | 32 | 53.7% | 5.48% | 3,773 | 6,906 | 22,104 | 5,530 |
| Car Wash | 35,795 | 2.3% | 30 | 50.3% | 5.95% | 4,291 | 13,943 | 2,977 | 14,584 |
| Golf Course | 33,982 | 2.2% | 7 | 50.2% | 4.91% | 0 | 19,306 | 9,380 | 5,296 |
| Spa, Sauna, & Other Self-care | 31,687 | 2.0% | 8 | 50.4% | 5.13% | 13,305 | 429 | 8,858 | 9,095 |
| Commercial Condominium | 31,266 | 2.0% | 39 | 49.5% | 5.77% | 2,722 | 7,153 | 6,643 | 14,748 |
| Construction | 24,843 | 1.6% | 8 | 40.2% | 9.53% | 24,843 | 0 | 0 | 0 |
| Wholesale | 19,841 | 1.3% | 14 | 42.5% | 5.42% | 2,355 | 4,093 | 3,900 | 9,493 |
| Church | 12,503 | 0.8% | 17 | 36.3% | 5.49% | 1,015 | 2,781 | 3,453 | 5,254 |
| Others | 66,456 | 4.2% | 73 | 51.8% | 6.57% | 13,331 | 7,267 | 30,466 | 15,392 |
| **Total** | $ 1,571,385 | 100.0% | 1,210 | 48.9% | 6.10% | $ 230,852 | $ 318,961 | $ 513,005 | $ 508,567 |

Residential Mortgage Loans (12/31/23)

| ($ in thousands) | Carrying Value | WA LTV(1) | WA FICO |
|---|---|---|---|
| Residential Mortgage | $ 389,420 | 59.6% | 759 |

(1) Collateral value at origination

Commercial Real Estate Loans
Geographic Concentration (12/31/23)



Los Angeles County
63%
$1.57B
CA: $1.26B
(80%)
Other States
3%
Washington
3%
Texas
5%
NY/NJ
8%
Orange County
8%
Nevada
1%
Other
Califronia
Counties
2%
Riverside
County
3%
San Bernardino
County
4%

PCB BANCORP
9

Loan Concentration Carrying Value % to Total WA Rate WA Month to Maturity($ in thousands) Finance & Insurance $ 85,672 25.2% 7.96% 9 Real Estate Related 77,578 22.7% 8.35% 16 General Manufacturing & Wholesale Trade 63,399 18.5% 8.57% 15 Retail Trade 31,602 9.2% 9.32% 55 Food Services 31,444 9.2% 9.24% 67 Professional, Scientific & Technical Services 16,041 4.7% 8.72% 24 Entertainment & Recreation 14,370 4.2% 8.07% 26 Transportation & Warehousing 6,323 1.8% 8.92% 8 Other Services 5,253 1.5% 8.86% 54 Health Care & Social Assistance 4,383 1.3% 9.15% 24 All Other 5,937 1.7% 8.01% 45 Total $ 342,002 100.0% 8.49% 24 Commercial & Industrial Loans by Industry Type (12/31/23)

Credit Quality & Peer(1) Comparison (1) Korean-American banks operating in Southern California (2) Source: UBPR (3) PCB Bank’s Peer Group per UBPR (4) Source: press releases concerning financial performance

Deposits (1) Not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of this measure to its most comparable GAAP measure. Time Deposit Maturity Schedule (12/31/23) Retail Wholesale Total ($ in thousands) Amount WA Rate Amount WA Rate Amount WA Rate Less Than 3 Months $ 329,926 4.55% $ 193,970 5.33% $ 523,896 4.84% 3 to 6 Months 198,852 4.82% 106,821 5.33% 305,673 5.00% 6 to 9 Months 91,854 4.65% 37,950 5.35% 129,804 4.86% 9 to 12 Months 345,898 5.12% 25,000 5.50% 370,898 5.15% More than 12 Months 5,465 3.75% 0 5,465 3.75% Total $ 971,995 4.81% $ 363,741 5.34% $ 1,335,736 4.96% 4Q23 Highlights • Total deposits increased $159.5MM (7.3%) • Retail deposits increased $57.0MM (3.0%) and wholesale deposits increased $102.5MM (39.2%) • Uninsured deposits were $947.3MM (40.3% of total deposits) compared to $983.9MM (44.9% of total deposits) at 9/30/23

Profitability (1) PTPP (Pre-Tax Pre-Provision) income, and adjusted EPS, ROAA and ROAE for PTPP are not presented in accordance with GAAP. See “Non-GAAP measure” for reconciliations of these measures to their most comparable GAAP measures. 4Q23 Highlights • Noninterest expense increased $262K and net interest income decreased $525K.

Noninterest Income & Expense (1) Annualized (2) Calculated by dividing noninterest expense by the sum of net interest income and noninterest income. Peer average data from UBPR (3) Full-time equivalent

Net Interest Margin (1) Annualized 4Q23 Highlights • Net interest income decreased $525K to $21.9MM from $22.4MM for 3Q23. • Net interest margin decreased to 3.40% from 3.57% for 3Q23 mainly due to an increase in cost of average interest-bearing liabilities, partially offset by an increase in yield on average interest- earning assets.

Capital (1) Not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of this measure to its most comparable GAAP measure.

Non-GAAP Measures To supplement the financial information presented in accordance with GAAP, we use certain non-GAAP financial measures. Management believes the non-GAAP measures enhance investors’ understanding of the Company’s business and performance. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. Risks associated with non-GAAP measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. In the information below, we provide reconciliations of the non-GAAP financial measures used in this presentation to the most direct comparable GAAP measures. Core Deposits Core Deposits are a non-GAAP measure that we use to measure the portion of our total deposits that are thought to be more stable, lower cost and reprice less frequently on average in a rising rate environment. We calculate core deposits as total deposits less time deposits greater than $250,000 and brokered deposits. Management tracks its core deposits because management believes it is a useful measure to help assess the Company’s deposit base and, among other things, potential volatility therein. ROATCE, TCE Per Share and TCE to Total Assets ROATCE, TCE per share and TCE to total assets measures that we use to measure the Company’s performance. We calculated TCE as total shareholders’ equity excluding preferred stock. Management believes the non-GAAP measures provide useful supplemental information, and a clearer understanding of the Company’s performance. PTPP Income, and Adjusted ROAA, ROAE and Diluted EPS for PTPP PTPP income, and adjusted ROAA, ROAE and Diluted EPS are non-GAAP measures that we use to measure the Company’s performance and believe these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance. We calculated PTPP income as net income excluding income tax provision and provision for loan losses.

# Non-GAAP Measures

The following table reconciles core deposits to its most comparable GAAP measure:

| *($ in thousands)* | | Mar-22 | Jun-22 | Sep-22 | Dec-22 | Mar-23 | Jun-23 | Sep-23 | Dec-23 |
|---|---|---|---|---|---|---|---|---|---|
| Total Deposits | (d) | $ 1,910,379 | $ 1,997,607 | $ 1,978,098 | $ 2,045,983 | $ 2,141,689 | $ 2,188,231 | $ 2,192,1291 | $ 2,351,612 |
| Less: Time Deposits Greater Than $250K | | (273,844) | (246,024) | (299,271) | (413,876) | (514,464) | (511,590) | (514,406) | (575,702) |
| Less: Brokered Deposits | | (35,001) | (35,001) | (79,131) | (87,031) | (157,020) | (160,149) | (201,258) | (303,742) |
| Core Deposits | (e) | $ 1,601,534 | $ 1,716,582 | $ 1,599,696 | $ 1,545,076 | $ 1,470,205 | $ 1,516,492 | $ 1,476,465 | $ 1,472,168 |
| Core Deposits to Total Deposits | (e)/(d) | 83.8% | 85.9% | 80.9% | 75.5% | 68.6% | 69.3% | 67.4% | 62.6% |

The following table reconciles ROATCE to its most comparable GAAP measure:

| *($ in thousands)* | | 1Q22 | 2Q22 | 3Q22 | 4Q22 | 1Q23 | 2Q23 | 3Q23 | 4Q23 |
|---|---|---|---|---|---|---|---|---|---|
| Average Total Shareholders' Equity | (a) | $ 259,367 | $ 292,135 | $ 338,248 | $ 334,832 | $ 335,169 | $ 339,869 | $ 343,144 | $ 343,735 |
| Less: Average Preferred Stock | | 0 | 28,872 | 69,141 | 69,141 | 69,141 | 69,141 | 69,141 | 69,141 |
| Average TCE (Non-GAAP) | (b) | $ 259,367 | $ 263,263 | $ 269,107 | $ 265,691 | $ 266,028 | $ 270,728 | $ 274,003 | $ 274,594 |
| Net Income | (c) | $ 10,240 | $ 9,092 | $ 6,953 | $ 8,702 | $ 10,297 | $ 7,477 | $ 7,023 | $ 5,908 |
| ROAE [1] | (c)/(a) | 16.01% | 12.48% | 8.16% | 10.31% | 12.46% | 8.82% | 8.12% | 6.82% |
| ROATCE (Non-GAAP)[1] | (c)/(b) | 16.01% | 13.85% | 10.25% | 12.99% | 15.70% | 11.08% | 10.17% | 8.54% |

The following table reconciles TCE per share and TCE to total assets to their most comparable GAAP measures:

| *($ in thousands, except per share data)* | | Mar-22 | Jun-22 | Sep-22 | Dec-22 | Mar-23 | Jun-23 | Sep-23 | Dec-23 |
|---|---|---|---|---|---|---|---|---|---|
| Total Shareholders' Equity | (a) | $ 261,058 | $ 334,375 | $ 332,719 | $ 335,442 | $ 336,830 | $ 340,411 | $ 341,852 | $ 348,872 |
| Less: Preferred Stock | | 0 | 69,141 | 69,141 | 69,141 | 69,141 | 69,141 | 69,141 | 69,141 |
| TCE (Non-GAAP) | (b) | $ 261,058 | $ 265,234 | $ 263,578 | $ 266,301 | $ 267,689 | $ 271,270 | $ 272,711 | $ 279,731 |
| Outstanding Shares | (c) | 14,944,663 | 14,956,760 | 14,853,140 | 14,625,474 | 14,297,870 | 14,318,890 | 14,319,014 | 14,260,440 |
| Book Value Per Share | (a)/(c) | $ 17.47 | $ 22.36 | $ 22.40 | $ 22.94 | $ 23.56 | $ 23.77 | $ 23.87 | $ 24.46 |
| TCE Per Share (Non-GAAP) | (b)/(c) | $ 17.47 | $ 17.73 | $ 17.75 | $ 18.21 | $ 18.72 | $ 18.94 | $ 19.05 | $ 19.62 |
| Total Assets | (d) | $ 2,199,742 | $ 2,344,560 | $ 2,327,051 | $ 2,420,036 | $ 2,500,524 | $ 2,556,345 | $ 2,567,974 | $ 2,789,506 |
| Total Shareholders' Equity to Total Assets | (a)/(d) | 11.87% | 14.26% | 14.30% | 13.86% | 13.47% | 13.32% | 13.31% | 12.51% |
| TCE to Total Assets (Non-GAAP) | (b)/(d) | 11.87% | 11.31% | 11.33% | 11.00% | 10.71% | 10.61% | 10.62% | 10.03% |

(1) Annualized

PCB BANCORP

18

# Non-GAAP Measures

The following table reconciles PTPP income, and adjusted ROAA, ROAE and diluted EPS for PTPP to their most comparable GAAP measures:

| *($ in thousands)* | | 1Q22 | 2Q22 | 3Q22 | 4Q22 | 1Q23 | 2Q23 | 3Q23 | 4Q23 |
|---|---|---|---|---|---|---|---|---|---|
| Net Income | (a) | $ 10,240 | $ 9,092 | $ 6,953 | $ 8,702 | $ 10,297 | $ 7,477 | $ 7,023 | $ 5,908 |
| Add: Provision (Reversal) for Credit Losses[1] | | (1,191) | (109) | 3,753 | 1,149 | (2,778) | 197 | 751 | 1,698 |
| Add: Income Tax Provision | | 4,159 | 3,771 | 2,798 | 3,688 | 4,162 | 3,073 | 2,970 | 2,352 |
| PTPP Income (Non-GAAP) | (b) | $ 13,208 | $ 12,754 | $ 13,504 | $ 13,539 | $ 11,681 | $ 10,747 | $ 10,744 | $ 9,958 |
| Average Total Assets | (c) | $ 2,161,132 | $ 2,208,059 | $ 2,319,439 | $ 2,395,712 | $ 2,470,876 | $ 2,520,752 | $ 2,563,233 | $ 2,642,175 |
| ROAA [2] | (a)/(c) | 1.92% | 1.65% | 1.19% | 1.44% | 1.69% | 1.19% | 1.09% | 0.89% |
| Adjusted ROAA (Non-GAAP)[2] | (b)/(c) | 2.48% | 2.32% | 2.31% | 2.24% | 1.92% | 1.71% | 1.66% | 1.50% |
| Average Total Shareholders' Equity | (d) | $ 259,367 | $ 292,135 | $ 338,248 | $ 334,832 | $ 335,169 | $ 339,869 | $ 343,144 | $ 343,735 |
| ROAE [2] | (a)/(d) | 16.01% | 12.48% | 8.16% | 10.31% | 12.46% | 8.82% | 8.12% | 6.82% |
| Adjusted ROAE (Non-GAAP)[2] | (b)/(d) | 20.65% | 17.51% | 15.84% | 16.04% | 14.13% | 12.68% | 12.42% | 11.49% |
| Net Income | | $ 10,240 | $ 9,092 | $ 6,953 | $ 8,702 | $ 10,297 | $ 7,477 | $ 7,023 | $ 5,908 |
| Less: Income Allocated to Participating Securities | | (48) | (42) | (30) | (37) | (33) | (24) | (21) | (17) |
| Net Income Allocated to Common Stock | (e) | 10,192 | 9,050 | 6,923 | 8,665 | 10,264 | 7,453 | 7,002 | 5,891 |
| Add: Provision for Loan Losses | | (1,191) | (109) | 3,753 | 1,149 | (2,778) | 197 | 751 | 1,698 |
| Add: Income Tax Provision | | 4,159 | 3,771 | 2,798 | 3,688 | 4,162 | 3,073 | 2,970 | 2,352 |
| PTPP Income Allocated to Common Stock | (f) | $ 13,160 | $ 12,712 | $ 13,474 | $ 13,502 | $ 11,648 | $ 10,723 | $ 10,723 | $ 9,941 |
| WA common shares outstanding, diluted | (g) | 15,141,693 | 15,122,452 | 15,088,089 | 14,904,106 | 14,574,929 | 14,356,776 | 14,396,216 | 14,316,581 |
| Diluted EPS | (e)/(g) | $ 0.67 | $ 0.60 | $ 0.46 | $ 0.58 | $ 0.70 | $ 0.52 | $ 0.49 | $ 0.41 |
| Adjusted Diluted EPS (Non-GAAP) | (f)/(g) | $ 0.87 | $ 0.84 | $ 0.89 | $ 0.91 | $ 0.80 | $ 0.75 | $ 0.74 | $ 0.69 |

| *($ in thousands)* | 2019 | 2020 | 2021 | 2022 | 2023 |
|---|---|---|---|---|---|
| Net Income | $ 24,108 | $ 16,175 | $ 40,103 | $ 34,987 | $ 30,705 |
| Add: Provision (Reversal) for Credit Losses[1] | 4,237 | 13,219 | (4,596) | 3,602 | (132) |
| Add: Income Tax Provision | 10,243 | 6,836 | 16,856 | 14,416 | 12,557 |
| PTPP Income (Non-GAAP) | $ 38,588 | $ 36,230 | $ 52,363 | $ 53,005 | $ 43,130 |

(1) Provision (reversal) for credit losses does not include provision (reversal) for off-balance sheet credit exposures for periods prior to January 1, 2023.
(2) Annualized.

PCB BANCORP

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